                                                                   EXHIBIT 10.15

      THIS AGREEMENT OF LEASE made and entered into this 30th day of June, 1982, by and between KENTUCKY RIVER COAL CORPORATION, a corporation of the State of Virginia, party of the first part, hereinafter referred to as LESSOR, and SHAMROCK COAL COMPANY, a corporation of the State of Tennessee, party of the second part, hereinafter referred to as LESSEE;

      WITNESSETH: That pursuant to the power and authority vested in the parties hereto to enter into this lease agreement, and for and in consideration of the payment of the rents and royalties hereinafter provided, and the performance and observance by the Lessee of all of the terms, conditions, covenants, and stipulations hereinafter provided, the Lessor has and does hereby demise, lease, and let the coal and mining rights described in the schedules attached hereto unto the Lessee for the term of five (5) years or until all of the mineable and merchantable coal herein leased has been mined and removed, whichever is later. The Lessee shall have the exclusive right and privilege of mining, extracting and removing and marketing all of the said mineable and merchantable coal located in, on, and under the leasehold hereinafter described; but all other property, rights, and privileges in, on, or said leasehold or appertaining thereto are expressly reserved. Provided, further, that where the Lessor owns under a mineral deed any of the coal embraced and included in the hereinafter described leasehold, it grants unto the Lessee only such mining rights and privileges therein as it owns under its deed or deeds by which it holds title, and only insofar as it has the legal right to grant. The Lessor does hereby grant unto the Lessee the right to enter in, upon, and under said lands and erect or place thereon such buildings, houses, machinery, commissaries, plants, and other structures, roads, ways, tram roads, air shafts, power lines, substations, drains and drainways; and the right to operate the same therein or thereunder to such extent as may be necessary or convenient for the mining, excavating, removing and preparing said coal for marketing. Lessee is also granted the right and privilege of dumping slate and refuse and draining water upon said land when necessary or convenient for the mining and removal of said coal. And Lessee is granted the right of ingress, egress, and regress over and through said lands for mining purposes as may be necessary and insofar as Lessor has the right to grant said privileges by the deeds under which it holds title. However, where timber is located on fee or surface lands belonging to Lessor, there is excepted herefrom all of such timber of all sizes of the following species, to wit: walnut, poplar, cucumber, ash and linden. If any of the said excepted timber interferes with the mining operations of the Lessee, and the Lessor shall fail to remove such timber within thirty (30) days after being requested in writing so to do, the Lessee shall have the right to remove, destroy and/or use said timber without liability therefor.

      It is understood and agreed that all the rights and privileges granted shall be construed as limited to such rights and privileges as the Lessor has the lawful right to grant.

      Lessor excepts and reserves from this lease all coal and mining rights which may have been heretofore leased; and all seams of coal other than that herein leased; and all other minerals and mineral rights together with the exclusive right to mine, bore for, produce, store, manufacture, and market such excepted coal, mineral and mineral rights; and the right to store and use water from this leasehold for any of the purposes aforesaid; but water impounded by Lessee shall not be subject to use by the Lessor under this exception. Lessor also excepts and reserves the right to build, maintain, and operate roads, tram ways, railroads, sidings, power lines, water and pipe lines and ways for any of the purposes aforesaid. Provided, however, that the Lessee shall have and is hereby granted the right to take and use such water, stone, clay, sand, gravel, and slate on said lands as may reasonably be required in connection with its operations hereunder. The Lessor further reserves the right to construct, operate, and maintain, or to grant to another the right to construct, operate and maintain on and over said tracts or parcels of land, railroads, roads, and highways, telephone, telegraph, and electric lines, water lines, oil and gas pipe lines, and other ways. Provided, further, that the rights herein reserved shall be exercised with due respect for the requirements, convenience, and safety of the operations of the Lessee hereunder, and interference with said operations shall be avoided whenever practicable; and the Lessee shall not by these reservations be construed to have waived any actual damage to the Lessee's improvements or operations resulting from the exercise of the rights herein reserved.

      The Lessor agrees upon request of Lessee to grant such additional rights as it may have, not otherwise herein granted, to easements and rights of way over the said tracts or parcels of land as may be necessary, convenient or useful to the Lessee in prosecution of its mining operations hereunder.

      The Lessee covenants to and with the Lessor as follows, vis:

      [1] To start work immediately and to develop and prosecute the mining of the coal herein leased as rapidly as possible and insofar as market conditions, labor supply, and other like conditions permit.

      [2] Lessee agrees and binds itself to pay Lessor as a basic tonnage royalty, the sum of Two ($2.00) Dollars per ton for each and every ton of 2,000 pounds for all merchantable coal mined and/or shipped and sold from the lease boundary; but during the first five years of the lease term, when the average gross sales price of the coal produced and sold therefrom amounts to the sum of $25.00 per ton or more, the actual royalty per ton shall be Eight (8%) per cent of the average gross sales price of such coal per ton, whether sold separately or in an admixture with other coal; and for the next succeeding five years of the lease term, the actual royalty shall be Two ($2.00) Dollars per ton or Nine (9%) per cent of the gross sales price per ton, whichever is greater; and thereafter during the lease term, the actual royalty shall be Two ($2.00) Dollars per ton or Ten (10%) per cent of the gross sales price, whichever is greater.

      The term "gross sales price" as used herein means the sale price to the ultimate consumer F.O.B. at the shipping point after final preparation and loading and without any deduction of commission or selling expenses. However, coal sold for export, transshipment by lake or to independent coal yards, or under comparable conditions, shall be considered as sold to the ultimate consumer.

      The basic tonnage royalty and any additional royalty above the basic tonnage royalty will be calculated at the end of the each month based upon the current gross sales price per ton and paid to Lessor not later than the 25th day of the succeeding month. However, at the end of each calendar year, a recalculation shall be made of the royalties payable hereunder based upon the average gross sales price for the immediately preceding calendar year, and should recalculation show an overpayment by Lessee, the Lessor will credit Lessee with such overpayment; and should it show a deficit, Lessee will promptly pay such deficit.

      The Lessee on or before the 15th day of each calendar month shall furnish to the Lessor a report, on forms approved by the Lessor, showing the quantity of coal mined from the leasehold and the sale price thereof during the preceding calendar month, using the weights at the tipple or loading point furnished by the railroad over whose railroad the coal is shipped, for all coal shipped direct from mine to purchaser; and if coal shall be taken and not shipped by rail direct from mine to purchaser, the quantity thereof shall be ascertained in a manner satisfactory to Lessor. The Lessee shall comply with any further reasonable rules and regulations that may be prescribed by Lessor for the correct ascertainment and report of the quantity of coal mined hereunder and the sale price received therefor; and the Lessor, its officers, accountants, and authorized employees shall have free access at all reasonable times to the books and records of the Lessee to check the tonnage shipped and sold, the sale price of the coal, and the amount received therefor, for the purpose of making calculations of the amount of royalty due it under the terms of this lease or for other lawful and relevant purposes in connection herewith.

      [3] Lessee further covenants that it will during the year 1983, mine from the lease premises at least 150,000 tons of coal, and that it will during the year 1984, mine from the lease premises at least 400,000 tons of coal; and that it will during each and every calendar year thereafter mine from the lease premises at least 600,000 tons of coal until said coal is exhausted; and if the Lessee fails to mine said minimum tonnage herein required in any one year, then it shall pay to the Lessor as a rental an amount equal to the difference between the actual royalty on the tonnage actually mined and paid for and the aforesaid minimum tonnage required herein to be mined. The Lessee shall pay the royalty on any minimum deficit on or before the 25th day of January following the year during which such deficit occurred; and the amount of royalty due on such deficit shall be calculated on the same basis as the royalty for the coal mined and sold during the period such deficit accrued; or if none was mined and sold during said period, the calculation shall be on the basis of the prevailing market price during the year such deficit accrued, but in no event shall such minimum royalty be less than the basic tonnage royalty hereinabove set out.

      However, should Lessee fail in any year to mine tonnage sufficient to pay the minimum rental, then it shall and does have the right in any one of the immediately succeeding next five years during the life of this lease, and after the required minimum tonnage for such succeeding year or years shall have been mined and paid for, to mine and remove sufficient coal free of rental or royalty to reimburse itself for the minimum rental in excess of actual royalty paid in any such preceding year or years; but in no event shall any credit be carried forward to any subsequent year for any coal mined in excess of the required minimum during any given year.

      At any time after the mineable and merchantable coal remaining in the leasehold shall have been reduced to 1,000,000 tons, based upon the joint estimate of Lessor and Lessee, the Lessee may elect to pay for such coal at the rate provided hereinabove for tonnage royalty, and to either abandon such remaining coal or mine and remove the same free from any further payments of royalty. Provided, however, that Lessee's subsequent mining operations shall be designed and prosecuted in such manner and degree as will achieve the maximum rate of production and earliest total recovery.

      [4] It is further mutually agreed between the parties hereto that in the event of unavoidable delays in the operations of the Lessee due to strikes, accidents, or other causes not within the control of Lessee, the Lessee shall be released from an equitable portion of the required minimum annual production provided by Article [3] above; but it must be shown by the Lessee that such causes are in good faith and beyond its control; and provided further, that no reduction of the minimum production shall be made under this article unless the operations of the mines shall be suspended for a period of sixty (60) consecutive days, and in no event will any suspension continue for a period of time longer than one year.

      [5] The Lessee agrees to pay all taxes, assessments, and governmental charges that may be levied or assessed against the property, property rights, and privileges hereby leased and let, or against the Lessor as owner thereof; and to pay all taxes on all equipment, improvements, or betterments erected or placed thereon by the Lessee, and upon all coal mined or produced hereunder; and in the event any such taxes, assessments, or governmental charges payable by the Lessee are paid by the Lessor, which it may do, the same shall be promptly paid to it by the Lessee. The Lessee agrees to pay all taxes or assessments that may be levied or assessed by the United States of America, the State of Kentucky, or any county or taxing district upon the production or output of coal produced from the leased premises, or based thereon, whether levied or assessed against the Lessor or Lessee. All such taxes, assessments, and governmental charges, general or special, shall be paid promptly by the Lessee as the same become due and payable, and the Lessee covenants that it will exhibit to the Lessor at any time upon request, legal evidence of the payment of all such taxes, assessments, and governmental charges. The Lessor shall pay all income taxes levied or assessed against it by any taxing power vested with the authority to levy same.

      [6] The Lessee agrees to mine all the mineable and merchantable coal covered by this lease according to efficient and modern methods of mining and according to general mining plans approved by Lessor in advance as hereinafter provided, complying in every respect with with the laws, rules, and regulations now existing or that may hereafter be adopted by the State of Kentucky or the United States of America or any agency thereof regulating the working of mines or appertaining in any manner thereto.

      [7] The Lessee agrees to employ an experienced and competent mining engineer with necessary assistants, whose duties it shall be to make accurate transit surveys, prepare the plans for mining, give direction and courses for all entries, airways, rooms, and other mine workings; extent and location of all strip pits, highwall or face of coal, in the event surface mining is permitted hereunder, determine elevations sufficient for the study and promotion of good drainage and prepare and keep upon a scale of one hundred feet to the inch or upon such scale as may be at the time required by the laws of the State of Kentucky and/or the United States of America, a map which shall be posted semi-annually and at such other times as may be requested by Lessor, which shall show accurately and completely all leasehold boundaries and property lines, haul roads, highways, railroad tracks, and rights of way, streams, improvements, oil and gas wells and pipe lines, mine workings, elevations, thickness of seam of coal, as the same is mined, and such additional information as may reasonably be required by Lessor, a copy of which shall be furnished to Lessor on or before the 20th day of January and July of each year, and at such other times as may be requested by Lessor, properly posted in accordance herewith, for the semi-annual period ending on the last day of December and June of each year.

      [8] The Lessee agrees that the Lessor, its agents, engineers, or other authorized persons in its behalf, with their assistants, shall have the right at all reasonable times to enter upon the leasehold and the mines and works connected therewith, including the tipple, cleaning plant or other loading facilities, whether on or off said property, in order to inspect, examine, survey or measure the same or any part thereof, or for any other lawful purposes, and for said purposes to use freely any of the means of access thereto without hindrance or molestation.

      [9] The Lessee agrees that if at any time the Lessee does not conduct its mining operations according to the general plans provided for hereinafter, or according to modern and efficient methods of mining, and loss of coal shall thereby result, then Lessee shall pay Lessor for coal so lost at the rate of royalty provided for herein as though said coal had been actually mined and sold. And in case of Lessee's failure to conduct its operations in accordance with the terms hereof, the Lessor may give the Lessee notice in writing stating wherein and in what particular Lessee is not complying with the requirements of this paragraph; and Lessee shall have ten
(10) days after said notice within which to remedy or diligently begin to prosecute the work of remedying the default or condition complained of; and if still in default at the end of such period, it shall be grounds for cancellation of this lease.

      [10] The Lessee agrees that it will not mortgage, encumber, assign, convey, lease, underlet, sublease, transfer, or set over by any agreement or contract whatever, any of its estate, interests, or rights hereunder, or any part thereof, or the improvements made or placed upon the said leasehold, or any part of said improvements, to any person or persons whomsoever, or any corporation whatsoever, without the written consent of the Lessor for that purpose being first had and obtained.

      [11] The Lessee covenants that it will not haul, transport, into, over, through, or under said tracts or parcels of land, or ship therefrom, any coal or products thereof not mined by the Lessee hereunder, nor use any improvements or equipment or any tracks or haulways or other appurtenances of said leasehold in the mining, processing or shipping of coal from other lands without the written consent of the Lessor for that purpose being first had and obtained.

      [12] The Lessee agrees that its operations hereunder shall be so conducted as not to violate the legal rights of any person, firm or corporation whomsoever, or laws, rules, regulations, or rights of any governmental body or agency whatsoever; and in the event there shall arise at any time whensoever, any claims for damages or any other lawful claim of any kind whatsoever, growing out of or arising from Lessee's operations under this lease or by virtue of anything done in pursuance of the terms thereof; and any such claim or claims shall be asserted against the Lessor, either jointly with the Lessee or severally, the Lessee agrees and binds itself, at its own cost and expense to defend any and all such claims and to save Lessor harmless in all respects from any liability by reason thereof. Provided, however, that in any such event, the Lessor may employ its own counsel to represent it and to make any defense it may have, either jointly or severally, to any such claim or claims.

      [13] The Lessee agrees to observe and perform all conditions, limitations, and covenants affecting the mining of the coal herein leased contained in any of the instruments under which Lessor holds title and to save the Lessor harmless from the breach of any such conditions, limitations and covenants.

      [14] The Lessee agrees to work and mine the coal herein leased in accordance with general plans of mining and descriptions thereof, which shall in advance of development be prepared by Lessee's engineer upon a map showing the proposed plans and which shall be submitted by the Lessee to the Lessor and shall be subject to the approval of Lessor. Such approval shall be given in writing within fifteen (15) days after the plans are submitted, or disapproved within that time. If the plans are disapproved upon substantial reasons, such disapproval shall be final.

      [15] The royalties, rentals, and other payments herein agreed to be paid shall be deemed and treated as rents reserved upon contract by the Lessor, which reserves to itself all rights and remedies of land owners under all present and future laws of the State of Kentucky for the collection thereof; and if any of the royalties, rentals, or other payments shall remain unpaid for sixty (60) days after the same shall become due and payable, as herein provided, and thirty
(30) days after notice of such default has been given to the Lessee in writing, the Lessor shall have the right to enforce the payment thereof by remedies given by law to landlords against delinquent tenants for nonpayment of rent; and not only shall the personal property of Lessee on the leased premises and that used in connection with the mining and shipping of coal therefrom, whether on or off the leased premises, be subject to distress as contemplated and directed by law; but the Lessor may also enter upon the leasehold and sell the same, or any part thereof, or of the improvements used in connection with the mining and shipping of coal therefrom, the Lessor shall have the right to become the purchaser thereof free from any and all claims of the Lessee.

      [16] Lessee agrees that the Lessor shall, and does hereby have as additional security for the performance of all of the terms of this lease, a further lien upon all the improvements and personal property made or placed by the Lessee on said leasehold, and upon all property and equipment used in the mining, transporting, cleaning and shipping of the coal mined hereunder, whether located on or off the leasehold. Said lien is in addition to all other statutory liens and is given as further security for the payment of the royalties, rentals, and other payments herein provided, and for the performance of each and all of the covenants in this lease contained upon the part of the Lessee to be observed, kept, and performed.

      [17] All the provisions contained herein for the collection of royalty, rentals, or other payments or for the enforcement or protection of the rights of Lessor shall be deemed cumulative and not exclusive, and shall not deprive the Lessor of the benefit of any other legal, statutory, or equitable remedies, or other remedies in this lease provided.

      [18] Lessee agrees that all coal mined from this leasehold shall be processed over and through and shipped from a tipple or tipples or preparation plant or loading facilities located on the leasehold or other land owned by the Lessor and that no part of said coal will be shipped from any other point or processed over any other tipple or facilities without the written consent of the Lessor for that purpose being first had and obtained. This provision shall not apply to the coal herein which is located in Leslie County.

      [19] The Lessee agrees that all the preceding terms, conditions, covenants, and agreements to be observed and performed by it, and the covenant to observe and perform the same, shall inure to the benefit of the Lessor, its successors and assigns; and the Lessor, its successors or assigns, may by proper action at law or suit in equity, re-entry, distress, or other proper proceeding, enforce any and all of said terms, conditions, covenants, stipulations and agreements; and the covenants of the Lessee to observe and perform the same.

      [20] In case the Lessee shall fail in the observance or performance of any of the terms, conditions, covenants, stipulations, or agreements herein contained, and any such failure shall continue for a period of sixty (60) days after the Lessor shall have given notice of such default to the Lessee, then in that event, at the election of the Lessor, the term and leasehold interests created hereby and all the rights and privileges of the Lessee hereunder shall forthwith cease and determine; and this lease shall be forfeited, and the Lessor shall be entitled to re-enter and take possession of the property, rights, and privileges hereby leased and let, and all improvements and personal property thereon and to exclude the Lessee therefrom, and to hold all of the same free from claims of Lessee, anything herein contained to the contrary notwithstanding. This provision shall be in addition to any other legal or equitable remedy for the enforcement of the terms hereof.

      [21] The Lessee agrees that if at any time it should be placed into voluntary or involuntary bankruptcy, or receivership, or permit or suffer any assignment for the benefit of creditors, this lease shall immediately become henceforth null and void and cancelled; and the Lessor may at its option, declare this lease and all the equipment, improvements, and personal property thereon forfeited to the Lessor; and the Lessor shall have the right to take possession of said leasehold, mining plant, equipment, and personal property thereon and to exclude the Lessee, its receiver or trustee therefrom without cost or liability to the Lessor.

      [22] A waiver by the Lessor of any particular default or cause of forfeiture shall not prevent the forfeiture or cancellation of this lease for any other cause of forfeiture or for the same cause occurring at any subsequent time. Nor shall the waiver of any breach of any covenant herein contained constitute a waiver of any other breach or of the same breach occurring at a subsequent time.

      [23] Lessee agrees that if in the prosecution of its mining operations hereunder, it encounters or leaves unmined, as unmineable and unmerchantable coal, any part or portion of the coal covered hereby (it being understood that such coal can only be left as unmineable and unmerchantable with the consent of the Lessor, or after it has been determined as a matter of fact to be unmineable and unmerchantable) and the workings of the Lessee hereunder have advanced to the point where it is no longer practicable to mine such coal from its underground workings, and to the point where such removal of such coal will not injure or damage Lessee's mine workings, then in that event, Lessor at its election, may declare such coal so left as no longer being a part of the leasehold and may mine and remove such coal or lease the same to another for the purpose of mining and removing the same as though it had not been included in this lease in the first instance.

      By the term "mineable and merchantable" coal as used in this lease is meant, coal which when reached in the prosecution of Lessee's operations hereunder could with sound business management be mined at a profit by the use of machinery and methods which at the time are modern and efficient.

      [24] The Lessee agrees that at any termination of this lease, other than by forfeiture, and provided Lessee is not in default hereunder, all or any part of the mining machinery, equipment, plant and improvements, not including miners' houses and permanent buildings, made and placed by the Lessee on the leasehold and all or any part of the surface or surface rights overlying any part of the leasehold acquired by Lessee for use in its operations hereunder, shall, if requested by Lessor, be valued by three disinterested persons, one to be chosen by the Lessor, one to be chosen by the Lessee, and these two shall choose a third, and the three thus chosen, or a majority of them, shall appraise and value the said property (other than miners' houses and permanent buildings); and the Lessor may, in the case of such appraisal, purchase said property at such valuation within thirty (30) days after the notice thereof. If the Lessor shall not request such appraisal and valuation, or in the event thereof, fails to purchase said property, then the Lessee shall have the privilege of removing such of said property, not including miners' houses and permanent buildings,as may be removed from said lands within six (6) months from the date of termination of this lease. Upon the termination of this lease, as contemplated in this article, the miners' houses and permanent buildings, as well as the other improvements that are not removed within six (6) months from the date of termination of this lease, shall become the property of the Lessor free of any cost therefor.

      [25] The Lessor warrants specially the title to the property rights and privileges hereby leased and let unto the Lessee and not otherwise. Provided, however, if the title of the Lessor to any of the mineable and merchantable coal, the right to mine and remove which is hereby leased and let, shall be defeated by the holder of an outstanding superior title, by reason whereof any of the mineable and merchantable coal is lost to the Lessee; and the same is so adjudged by a court of last resort in the State of Kentucky or of the United States, then in that event no royalty shall be paid to the Lessor by Lessee on account of the coal so lost; and if royalty on the coal so lost to the holder of such outstanding superior title has been actually paid by the Lessee, the Lessor shall repay to the Lessee such royalty together with interest at six (6%) per cent per annum from such final adjudication until paid; and no additional recovery shall be had against the Lessor by reason thereof. In the event the coal so lost is purchased by the Lessor, which it may do, the same shall forthwith become a part of the leasehold as though included herein by perfect title in the first instance.

      [26] All suits against the Lessor affecting the title to the property herein leased and let and all suits against the Lessee affecting such title (when the Lessor shall be notified by the Lessee) shall be defended by, and at the exclusive cost of the Lessor, but the Lessee may on its own account and at its own expense, have associate counsel in any and all litigation. All suits affecting the exercise of the mining rights covered by Lessor's titles shall be defended by the Lessee at its own cost and expense, but the Lessor shall supply such information as it may have and assist generally in such defense.

      [27] The Lessee shall not purchase, lease, or otherwise acquire any coal or lands or interests in lands within the boundaries of or adjacent to the lands herein described without the consent of the Lessor in writing for that purpose being first had and obtained.

      [28] The giving of any notice or the making of any demand on the Lessee under the provisions hereof, shall be sufficient if in writing addressed to the Lessee at its office at 300 Forest Boulevard, Knoxville, Tennessee and Post Office Box 97, Manchester, Kentucky, and forwarded by registered or certified mail, and like notice upon the Lessor shall be in writing addressed to it at its office at 167 West Main Street, Suite 804, Lexington, Kentucky 40507 and Post Office Box 269, Hazard, Kentucky 41701. Unless a longer period is specifically herein required, ten (10) days shall be considered reasonable notice or demand. In case of change of office of either party hereto, the one so changing shall give notice thereof and designate the address to which it desires notices to be sent; and in the absence of such notice, notice or demand executed in accordance with this section and given to the addresses herein designated, shall be deemed sufficient.

      [29] The term "Lessee" as used herein shall include each and all of the parties of the second part herein, jointly and severally.

      [30] All the terms, conditions, covenants, stipulations, and agreements to be performed and observed by the parties hereto shall be binding upon and inure to the benefit of the said parties and their successors and assigns; and their lawful successors or assigns may enforce any or all of said terms, conditions, covenants, stipulations, and agreements.

      [31] It is understood and agreed that the Lessor does not warrant either the quantity or quality of the coal covered hereby.

      [32] The description of the property herein leased and let is contained in the schedule or schedules attached hereto and which are hereby referred to and made a part of this lease as though set out verbatim herein. Said schedule or schedules shall be signed by the parties upon the execution hereof, and when so authenticated, any conflict between the typed statements in this lease and those contained in said schedule or schedules shall be construed in favor of the latter.

      IN WITNESS WHEREOF, the parties hereto have hereunto subscribed their names the day and date first hereinabove written.

ATTEST:                                  KENTUCKY RIVER COAL CORPORATION

/s/ Robert C. Halvorsen                  /s/ Catesby W. Clay
--------------------------------         ---------------------------------------
Robert C. Halvorsen, Secretary           Catesby W. Clay, President and Chairman
                                         of the Board

ATTEST:                                  SHAMROCK COAL COMPANY

/s/ Kenneth A. Ritcher                   /s/ Orville Smith
--------------------------------         ---------------------------------------

STATE OF KENTUCKY  )
                   :  SCT.
COUNTY OF FAYETTE  )

      I, ___________, a Notary Public in and for the county and state aforesaid, hereby certify that the foregoing Lease Agreement between KENTUCKY RIVER COAL CORPORATION and SHAMROCK COAL COMPANY was this day produced to me in my county aforesaid and duly acknowledged before me by Catesby W. Clay, known to me to be the President and Chairman of the Board of Kentucky River Coal Corporation, to be the act and deed of Kentucky River Coal Corporation and of himself as President and Chairman of the Board thereof; also that the same was duly attested before me by Robert C. Halvorsen, known to me to be the Secretary of Kentucky River Coal Corporation.

      Witness my hand this 30th day of June, 1982.

      My commission expires: May 25, ____

                                         --------------------------------------
                                                    NOTARY PUBLIC

STATE OF KENTUCKY   )
                    :  SCT.
COUNTY OF FAYETTE   )

      I, Larry C. Difon, a Notary Public in and for the county and state aforesaid, hereby certify that the foregoing Lease Agreement between KENTUCKY RIVER COAL CORPORATION and SHAMROCK COAL COMPANY was this day produced to me in my county aforesaid and duly acknowledged before me by Orville Smith known to me to be the President of Shamrock Coal Company to be the act and deed of said Shamrock Coal Company and of himself as President thereof; also that the same was duly attested before me by Kenneth A. Ritcher known to me to be the Assistant Secretary of said Shamrock Coal Company.

      Witness my hand this 30th day of June, 1982.

      My commission expires: April 24, 1984 .

                                           /s/ Larry C. Difon
                                         --------------------------------------
                                                   NOTARY PUBLIC

                             AGREEMENT OF ASSIGNMENT

      THIS AGREEMENT OF ASSIGNMENT is made and entered into as of the 8 day of July, 1992, by and between SHAMROCK COAL COMPANY, INCORPORATED, a Delaware corporation with its principal place of business in Manchester, Kentucky ("Assignor") and RAY COAL COMPANY, INC., a Kentucky corporation with its principal place of business in Hazard, Kentucky ("Assignee").

                                 R E C I T A L S

      WHEREAS, Assignor, as successor by merger to Shamrock Coal Company, Incorporated, a Tennessee corporation, is the lessee of a Lease Agreement, dated June 30, 1982, as amended and supplemented (the "Lease"), in which Kentucky River Coal Corporation (the "Lessor") is the Lessor; and

      WHEREAS, Assignor is desirous of assigning its right, title and interest in the Lease to Assignee and Assignee is willing to accept such an assignment and the obligations contained in the Lease, all under the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises which are incorporated herein as part of this Agreement, and subject to the terms, conditions, covenants and agreements hereinafter set forth, it is hereby stipulated, contracted and agreed as follows:

      1. The Assignor assigns its right, title and interest under the Lease, a copy of which is annexed hereto as Exhibit A, to Assignee and the Assignee accepts the assignment of the Lease and the obligations contained therein and agrees that its operations shall not violate the terms of the Lease.

      2. The right to recoup minimum royalties paid by Assignor shall pass to Assignee and shall be recouped within the time periods specified in the Lease after Assignee has mined the minimum tonnage required in the year of recoupment.

      3. In order to secure the consent of the Lessor to this Assignment, Assignor and Assignee agree to execute the Agreement and Consent, of even date herewith, by and among Lessor, Assignor and Assignee in the form required by Lessor.

      IN WITNESS WHEREOF, the parties have caused this Agreement of Assignment to be executed by their duly authorized representatives as of the day and year first above written.

                                          SHAMROCK COAL COMPANY, INCORPORATED
                                          ("ASSIGNOR")

                                          By: /s/ Robert A. McGregor
                                              ----------------------------------

                                          Its: President

ATTEST
By: /s/ J. D. Farmer
    -----------------------------------

Its: Asst. Sec./Asst. Treas.
                                          RAY COAL COMPANY, INC.
                                          ("ASSIGNEE")

                                          By: /s/ J. William Huber
                                              ----------------------------------

                                          Its: President

ATTEST
By: /s/ Curtis J. Asher
    -----------------------------------

Its: Asst. Secretary/Asst. Treasurer

STATE OF KENTUCKY )
                    Sct.
COUNTY OF CLAY    )

      I, the undersigned, a notary public in and for the county and state aforesaid do hereby certify that the foregoing Agreement of Assignment between SHAMROCK COAL COMPANY, INCORPORATED and RAY COAL COMPANY, INC., was produced, acknowledged and delivered before me by Robert A. McGregor, known to me to be the President of SHAMROCK COAL COMPANY, INCORPORATED, to be the act and deed of said SHAMROCK COAL COMPANY, INCORPORATED, and of himself as President, thereof; also that same was duly attested before me by Jack D. Farmer known to me to be the Assistant Secretary of said SHAMROCK COAL COMPANY, INCORPORATED.

      Given under my hand this 8th day of July, 1992.

      My commission expires: 10-16-93.

                                              /s/ Nancy Karen Isom
                                              ----------------------------------
                                              Notary Public

STATE OF KENTUCKY )
                    Sct.
COUNTY OF PERRY   )

      I, the undersigned, a notary public in and for the county and state aforesaid do hereby certify that the foregoing Agreement of Assignment between SHAMROCK COAL COMPANY, INCORPORATED and RAY COAL COMPANY, INC., was produced, acknowledged and delivered before me by J. William Huber, known to me to be the President of RAY COAL COMPANY, INC. to be the act and deed of said RAY COAL COMPANY, INC., and of himself as President, thereof; also that same was duly attested before me by Curtis J. Asher known to me to be the Assistant Secretary of said RAY COAL COMPANY, INC.

      Given under my hand this 31st day of July, 1992.

      My commission expires: 12/10/93.

                                              /s/ Rhonda Reid
                                              ----------------------------------
                                              Notary Public

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Agreement and Assumption Agreement (this "Agreement") made and entered into as of the 30 day of June, 1994, by and among Ray Coal Company, Inc. and Whitaker Coal Corporation (collectively "Assignors") and Ikerd-Bandy Co., Inc. ("Assignee").

                               W I T N E S S E T H

      WHEREAS, the parties hereto have entered into a Purchase and Sale Agreement dated as of June 28, 1994 wherein the Assignors agreed to assign to the Assignee certain leases, subleases, surface consents and right-of-way, and;

      WHEREAS, in that Purchase and Sale Agreement, the parties agreed upon the terms under which such assignment would be made, including the allocation of certain liabilities and the providing of certain indemnifications, and;

      WHEREAS, the Assignors desire to assign each of the leases, subleases, surface consents, easements and rights-of-way referenced by that Purchase and Sale Agreement.

      NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and in further consideration of the payments and mutual agreements and covenants contained in the Purchase and Sale Agreement among these same parties dated June 28, 1994, the parties agree as follows:

            (1) The Assignors hereby assign, transfer and convey to the Assignee, effective as of the date of this Agreement, all of their respective rights, title, interest and estate in, under and to each of the leases and subleases referred to in
                  Schedule 2.1(a)(I) of the Purchase and Sale Agreement which
                  Schedule is attached hereto as Exhibit A.

            (2) The Assignors hereby assigns, transfer and convey to the Assignee, effective as of the date of this Agreement, all of their respective rights, title, interest and estate in, under and to each of the surface consents, easements and rights-of-way listed on Schedule 2.1(a)(III) of the Purchase and Sale Agreement, which Schedule is attached hereto as Exhibit B.

            (3) The Assignee hereby accepts the assignment of each of these leases, subleases, surface consents, easements of rights-of-way from the Assignors, and assumes all of the Assignors' respective duties, obligations and liabilities under each of them in accordance with the terms and conditions of the Purchase and Sale Agreement.

            (4) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

            (5) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            (6) The invalidity or unenforceability of any one or more of the provisions of this Agreement shall not impair or affect the validity and enforceability of all of the other provisions of this Agreement.

                                                  RAY COAL COMPANY, INC.

                                             By: /s/ J. Blair McGill
                                                 -------------------------------
                                                 Title:  President

                                                 WHITAKER COAL CORPORATION

                                             By: /s/ J. Blair McGill
                                                 -------------------------------
                                                 Title:  President

                                                 IKERD-BANDY, CO., INC.

                                             By: /s/ William N. Ruth
                                                 -------------------------------
                                                 Title:  President

STATE OF KENTUCKY )
                  )
COUNTY OF PERRY   )

      Acknowledged before me by /s/ J. Blair McGill as President of Ray Coal Corporation on this the 30th day of June, 1994.

      MY COMMISSION EXPIRES: 12/13/97

                                             /s/ Rhonda Reid
                                             -----------------------------------
                                             NOTARY PUBLIC

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                              LEASES AND SUBLEASES

(The Lease and Tract numbers indicated below are assigned by Sellers' numbering system)

      LEASE NO. 8002. Assignment of Lease, dated December 14, 1990, by and between Kem Coal Company, as "Assignor," and Whitaker Coal Corporation, as "Assignee" assigning to Assignee a certain Surface Agreement, dated January 26, 1987. Memorandum of Assignment of Lease was recorded on March 20, 1991, in Lease Book 40, Page 141, in the property records of Perry County, Kentucky.

      LEASE NO. 8004. Series of Leases covered by: (a) Memorandum of Assignment of Leases, dated December 14, 1990, by and between Kem Coal Company, as "Assignor," and Ray Coal Company, as "Assignee," recorded on March 20, 1991, in Lease Book 40, Page 118, in the property records of Perry County, Kentucky, and (b) Memorandum of Assignment of Leases, dated December 14, 1990, by and between Leeco, Inc., as "Assignor," and Ray Coal Company, as "Assignee," recorded on March 20, 1991, in Lease Book 40, Page 135, in the property records of Perry County, Kentucky.

      LEASE NO. 8006. Series of Leases covered by: (a) Memorandum of Assignment of Leases, dated December 14, 1990, by and between Kem Coal Company, as "Assignor," and Ray Coal Company, as "Assignee," assigning rights in: (i) that certain Lease Agreement by and between Glen Engle, et al., as "Lessors," and Kem Coal Company as Lessee, and a memorandum of which is recorded in Lease Book 36, Page 405, in the property records of Perry County, Kentucky, and (ii) that certain Lease Agreement by and between Blanche Courrejolles, and her husband Teobaldo Courrejolles, as "Lessors," and Kem Coal Company as Lessee, and a memorandum of which is recorded in Lease Book 35, Page 228, in the property records of Perry County, Kentucky; and (b) Memorandum of Assignment of Leases, dated December 14, 1990, by and between Leeco, Inc., as "Assignor," and Ray Coal Company, as "Assignee," recorded on March 20, 1991, in Lease Book 40, Page 135, in the property records of Perry County, Kentucky.

      LEASE NO. 8008. Leases covered by: (a) Memorandum of Assignment of Leases, dated December 14, 1990, by and between Kem Coal Company as "Assignor," and Ray Coal Company, as "Assignee," recorded in Lease Book 40, Page 123 in the property records of Perry County, Kentucky. The Assignment of Leases assigns Kem Coal's rights in the following to Ray Coal: (1) that certain Lease Agreement by and between Hagar Campbell, et ux., as "Lessors," and Kem Coal Company as Lessee, including that certain Addendum Agreement dated September 14, 1981, and including that certain Second Addendum Agreement, and being more particularly described by deeds of record in Deed Book 116, Page 150 and Deed Book 108, Page 238, in the property records of Perry County, Kentucky, and (ii) that certain Lease Agreement by and between Hiram Clemons, et al., as "Lessors," and Kem Coal Company as Lessee, dated February 27, 1980, and covering that certain tract or tracts of land lying and being on Cat Hollow of Troublesome Creek, Perry County, Kentucky, comprising 50 acres, more or less, and

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT including that certain Addendum Agreement dated September 4, 1981, and that certain Second Addendum Agreement, dated August 25, 1989.

      LEASE NO. 8010:

      [Surface] Lease, dated February 17, 1989, by and between Lottie Boggs, as "Lessor," and Shamrock Coal Company, as "Lessee," leasing the surface estate of a certain tract described by "Exhibit A" to this Lease. Shamrock Coal Company has assigned all of its rights and obligations under this Lease to Whitaker Coal Corporation, pursuant to an Assignment of Leases, dated April 7, 1994; and

      [Mineral] Lease, dated February 17, 1989, by and between Lottie Boggs, as "Lessor," and Shamrock Coal Company, as "Lessee," leasing the real property and all of the merchantable and mineable coal in, on and under the tract of land described in Deed Book 100, Page 600, Perry County Court Clerk's Office, Hazard, Kentucky, except the Hazard No. 7 coal seam, which is owned by Kentucky River Coal Corporation. Shamrock Coal Company has assigned all of its rights and obligations under this Lease to Whitaker Coal Corporation, pursuant to an Assignment of Leases, dated April 7, 1994.

      LEASE NO. 8012. Agreement of Lease [mineral and tipple lease], dated June 30, 1982, by and between Kentucky River Coal Corporation, as "Lessor," and Shamrock Coal Company, as "Lessee." This Lease Agreement has been amended and supplemented by: (i) a Supplemental Lease Agreement between the parties, dated June 17, 1986; (ii) an Assignment and Consent, dated December 14, 1990, by and among Kentucky River Coal Corporation, Bledsoe Coal Leasing Company, Inc., and Shamrock Coal Company, pursuant to which Shamrock assigned a portion of its Lease to Bledsoe, with Kentucky River's consent; (iii) an Agreement and Consent, dated June 29, 1992, by and among Kentucky River Coal Corporation, Ray Coal Company, Inc., and Shamrock Coal Company, pursuant to which Shamrock assigned the remainder of its Lease to Ray Coal, with Kentucky's River's consent; and (iv) miscellaneous letter agreements.

      LEASE NO. 8014. Lease, dated March 22, 1989, by and between Argene Jones, and his wife Cleatrice Jones, as "Lessors," and Shamrock Coal Company, as "Lessee," leasing the surface estate of a certain tract of land lying and being in Perry County, Kentucky and more particularly described in "Exhibit A" to this Lease. This Lease has been amended by that certain First Amendment of Coal Lease Agreement between the parties, dated March 19, 1992. Shamrock Coal Company has assigned all of its rights and obligations under this Lease to Whitaker Coal Corporation, pursuant to an Assignment of Leases, dated April 7, 1994.

      LEASE NO. 8015. Lease, dated May 16, 1989, by and between Jeannette C. Smith, et al., as "Lessors," and Shamrock Coal Company, as "Lessee," leasing the surface estate of a certain tract of land lying and being in Perry County, Kentucky and more particularly described in "Exhibit A" to this Lease. This Lease has been amended by that certain First Amendment of Coal Lease Agreement between the parties, dated March 19, 1992.

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

      Shamrock Coal Company has assigned all of its rights and obligations under this Lease to Whitaker Coal Corporation, pursuant to an Assignment of Leases, dated April 7, 1994.

      LEASE NO. 8017. [Surface Lease] Contract, dated February 16, 1978, by and between E. H. Kramer, and her husband Curtis G. Kramer, as lessors and Tesoro Coal Company, as lessee, leasing the surface of a certain tract of land on Upper Bad Creek which flows into Greasy Creek in Leslie County, Kentucky, more particularly described by deed of conveyance from W. A. Morgan Comm. to H. M. Hensley, dated February 27, 1911, and recorded in deed Book 20, Page 69, in the property records of Leslie County, Kentucky. Excluded from this property is the parcel sold to B. M. Yager on March 25, 1918, pursuant to deed recorded in Deed Book 29, Page 569. Lessors derive title from the Will of H.M. Hensley, and a deed of conveyance from Fanny Hensley and Emily H. McGuire, dated May 10, 1952, and recorded in the Leslie County (Kentucky) Court Clerk's Office Deed Book 53, Page 547. In August, 1982, the lessors assigned this Contract to Shamrock Coal Company, as successor in interest to Tesoro Coal Company. On May 12, 1994, Shamrock assigned all of its right, title and interest to Whitaker.

      LEASE NO. 8018. Lease, dated September 28, 1992, by and between Villis Edwin Jones, and his wife Matilda Jones, as "Lessors," and Whitaker Coal Corporation, as "Lessee," leasing all of the merchantable and mineable coal and mining rights contained in, on or under those certain tracts of land situated in Perry County, Kentucky, and more particularly described by deed of conveyance between Anderson Jones, et ux., as grantors and Edwin Jones as grantee, recorded in Deed Book 164, Page 410, dated July 1, 1971.

      LEASE NO. 8022. Surface Lease Agreement, dated August 16, 1993, by and among Lola Jones and her husband James C. Jones, and Barbara Ann Ritchie and her husband Shelby Ritchie, collectively, the "Lessor" and Whitaker Coal Corporation as "Lessee." Memorandum of Surface Lease Agreement, pursuant to this Surface Lease Agreement was recorded on August 19, 1993, in Lease Book 43, Page 45, in the property records of Perry County, Kentucky.

      LEASE NO. 8023. Surface Lease Agreement, dated October 14, 1993, by and among Cyprus Southern Realty Corporation as "Grantor" and Whitaker Coal Corporation as "Grantee." Memorandum of Surface Lease Agreement, pursuant to this Surface Lease Agreement was recorded on October 21, 1993, in Lease Book 43, Page 329, in the property records of Perry County, Kentucky.

      LEASE NO. 8025. Surface Lease Agreement, dated December 1, 1993, by and among Lindon Campbell, et al., collectively, as "Lessor" and Whitaker Coal Corporation as "Lessee." Memorandum of Surface Lease Agreement, pursuant to this Surface Lease Agreement was recorded on March 10, 1994, in Lease Book 43, Page 734, in the property records of Perry County, Kentucky.

      SURFACE AGREEMENT. Surface Agreement, dated March 29, 1993, by and among Forrest Grigsby, and his wife Eliza Grigsby (as "Grantors") and Whitaker Coal Corporation (as "Grantee"). This agreement grants Whitaker certain surface mining and related rights

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT across a portion of the surface of that property more particularly described by deed of record in Deed Book 164, Page 420, and a Boundary Line Agreement and Quitclaim Deed in Deed Book 240, Page 329 in the Office of the Perry County Clerk. This Surface Agreement was recorded on March 31, 1993, in Lease Book 42, Page 490, in the property records of Perry County, Kentucky.

STATE OF KENTUCKY

COUNTY OF PERRY

      I, CLARENCE HOWARD, CLERK OF THE STATE AND COUNTY AFORESAID DO CERTIFY THAT THE FOREGOING INSTRUMENT WAS LODGED FOR RECORD IN MY OFFICE AND IT THE FOREGOING AND THIS MY CERTIFICATE HAVE BEEN DULY RECORDED IN MY OFFICE IN Lease BOOK NO. 44 AT PAGE 292.

      WITNESS THIS 29th DAY OF Sept 1994.

                                             CLARENCE HOWARD, CLERK
                                             PERRY COUNTY

                                             By: /s/ Barbara Sue Franks   D.C.
                                                 -------------------------

                     ASSIGNMENT OF REAL PROPERTY AGREEMENTS

      This Assignment of Real Property Agreements (this "Agreement"), dated as of September 30, 2004, is among ICG HAZARD, LLC, a Delaware limited liability company, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (the "Buyer"), and IKERD-BANDY CO., INC. (SUCCESSOR-IN-INTEREST TO AND/OR f/k/a AND/OR d/b/a IKERD-BANDY COMPANY, INC.), a Kentucky corporation, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (the "Seller").

                                    RECITALS

A. This Agreement is being entered into to effect the transactions contemplated by the Asset Purchase Agreement, dated May 13, 2004 as amended and restated on June 2, 2004 (as the same may be hereafter amended or supplemented, the "Purchase Agreement"), between the Buyer and Horizon Natural Resources Company ("Parent") and certain of its subsidiaries (collectively, the "Sellers"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B. The Seller is one of the Sellers, and is a party to the real property agreements set forth on Schedule A hereto, which pertain to real property located in Perry County, Kentucky (the "Real Property Agreements").

C. The Seller desires to assign to the Buyer, and the Buyer desires to assume, all of the Seller's right, title and interest in and to the Real Property Agreements, pursuant to the terms of the Purchase Agreement.

D. The assignment of the Real Property Agreements covered hereby has been approved by Order Pursuant to 11 U.S.C. Sections 105(A), 362, 363, 365, 1123 And 1146(C) and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014: (A)
      Approving Asset Purchase Agreements, (B) Authorizing Sale of Substantially All Assets Free and Clear of All Liens, Claims, Interests and Other Encumbrances, and (C) Authorizing Assumption and Assignment of Certain Agreements, entered on September 16, 2004, by the United States Bankruptcy Court for the Eastern District of Kentucky, Ashland Division, in the Chapter 11 proceeding styled In Re: Horizon Natural Resources Company, et al. (including Seller) (the "Sale Order," a coy of which is attached hereto and made a part hereof as Exhibit 1), such proceedings being jointly administered under Case No. 02-14261. Pursuant to the Sale Order and Section 1146 of the U.S. Bankruptcy Code, the execution and delivery of this instrument shall not be taxed under any law imposing a transfer tax, stamp tax or similar tax.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Assignment. The Seller hereby grants, assigns, transfers, conveys, delivers and sets over unto the Buyer all of its right, title, interest, duties and obligations in, to and under the Real Property Agreements.

      2. Assumption. The Buyer hereby assumes all of the Seller's right, title, interest, duties and obligations in, to and under the Real Property Agreements and agrees to be bound by all of the terms and conditions of the Real Property Agreements and to pay, perform and discharge when due, all duties and obligations of the Seller under the Real Property Agreements, in each case, however, only to the extent such obligations are Assumed Liabilities.

      3. Conflict. This Agreement is subject to all the terms and conditions of the Purchase Agreement and Sale Order. No provision of this Agreement shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement or the Sale Order. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Agreement and the terms and conditions of the Purchase Agreement and the Sale Order, the terms and conditions of the Purchase Agreement and the Sale Order shall control.

      4. Governing Law. Except to the extent inconsistent with the United States Bankruptcy Code, this Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to or application of its conflict of laws rules. The parties to this Agreement agree that the Bankruptcy Court shall have exclusive jurisdiction, and the parties hereby submit to such jurisdiction, of any dispute arising under or related to this Agreement.

      5. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same Agreement.

      6. Severability. If any provision of this Agreement or its application is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

      7. Entire Agreement. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements.

      8. Headings. Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision in it.

      9. No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

      10. Successors and Assigns. The terms of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      11. Further Assurances. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper (without the expenditure of funds) to effectuate, confirm, perform or carry out the terms or provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement as of the date first set forth above.

BUYER:                                     ICG HAZARD, LLC

                                           By: /s/ William D. Campbell
                                               -------------------------------
                                           Name: William D. Campbell

                                           Title:

SELLER: IKERD-BANDY CO., INC. (SUCCESSORS-IN-INTEREST TO AND/OR f/k/a AND/OR d/b/a IKERD-BANDY COMPANY, INC.)

                                           By:  Scott Tepper

                                           Name: /s/ Scott Tepper
                                                 -------------------------------
                                           Title: President

STATE OF KENTUCKY
COUNTY OF GREENUP

      The foregoing Assignment of Real Property Agreements was acknowledged before me on October 8, 2004, by William D. Campbell, as Secretary/Treasurer of ICG Hazard, LLC, a Delaware limited liability company, for and on behalf of company.

                                           /s/ Pamela Arnold
                                           -------------------------------------
                                             Notary Public, State at Large
                                             My Commission Expires July 29, 2005

STATE OF NEW YORK
COUNTY OF NEW YORK

      The foregoing Assignment of Real Property Agreements was acknowledged before me on 9/30, 2004, by Scott Tepper, as President of Ikerd-Bandy Co., Inc. (successor-in-interest to and/or f/k/a and/or d/b/a Ikerd-Bandy Company, Inc.), for and on behalf of the company.

                                           /s/ Andrea Payne
                                           -------------------------------------
                                             Notary Public, State at Large
                                             My Commission Expires 11/24/05

THIS INSTRUMENT PREPARED BY:

/s/ Warren J. Hoffman
-------------------------------
Warren J. Hoffman, Esq.
Frost Brown Todd LLC
250 West Main Street
Suite 2700
Lexington, Kentucky  40507-1749
(859) 231-0000

                                   SCHEDULE A

      The real property agreements being assigned or otherwise transferred by this instrument are those leases or instruments described in this Schedule A and being recorded at the indicated book/volume and page numbers identified in the charts in this Schedule A.

                                                                      ICG-HZ-A-8

                                   SCHEDULE A

 CONTRACT                                                              CONTRACT
    #        CONTRACT TYPE    LESSEE         LESSOR        CTY   ST      DATE      BOOK    PAGE     DOC
----------  --------------  -----------  ---------------  -----  ---  ----------  ------  -------  -----
LA-193-017  Easement/Right  Ikerd Bandy  Campbell, Tisha  Perry  KY   10/19/1992   238       77
                Of Way      (011)        Noble (Heirs)

LA-193-010  Easement/Right  Ikerd Bandy  Campbell, Wayne  Perry  KY   10/19/1992    44      292
                Of Way      (011)        & Pearolee

LA-193-012   Intercompany   Ikerd Bandy  Cyprus Southern  Perry  KY   10/14/1993    43      329
               Agreement    (011)        Realty Corp.

300044        Assignment    Ikerd Bandy  Ray Coal         Perry  KY   06/30/1994    44      292
                            (011)        Company, Inc.
                                         Et Al

LA-193-004  Easement/Right  Ikerd Bandy  Sidham, James &  Perry  KY   06/04/1993   241      598
                Of Way      (011)        Lyla, Et Al

LA-193-009   Surface Lease  Ikerd Bandy  Allen, Albert &  Perry  KY   01/26/1987    40      141
                            (011)        Augusta, Et Al

LA-193-013   Surface Lease  Ikerd Bandy  Campbell ,       Perry  KY   03/04/1996    51      638
                            (011)        Eddie N. &
                                         Wilma J.

LA-193-002   Surface Lease  Ikerd Bandy  Hensley, Sinda   Perry  KY   08/17/1993    44      292
                            (011)

LA-193-025   Surface Lease  Ikerd Bandy  Jones, Argene &  Perry  KY   08/14/1998    51      633
                            (011)        Cleatice

LA-193-042    Coal Lease    Ikerd Bandy  Jones, Chester   Perry  KY   05/04/1999    48       94
                            (011)        & Marlene

LA-193-043    Coal Lease    Ikerd Bandy  Jones, Chester   Perry  KY   05/04/1999    48       85
                            (011)        & Marlene, Et Al

LA-193-011   Surface Lease  Ikerd Bandy  Jones, Lola, Et  Perry  KY   08/16/1993    44      363
                            (011)        Al

LA-193-003   Surface Lease  Ikerd Bandy  Jones, Villis    Perry  KY   09/28/1992    42       1
                            (011)        Edwin & Matilda

LA-193-016     Fee Lease    Ikerd Bandy  Kentucky River   Perry  KY   06/30/1982  61, 51  561,736
                            (011)        Coal
                                         Corporation
                                         (Job 44)

LA-193-018   Surface Lease  Ikerd Bandy  Landrum, Lena &  Perry  KY   03/16/1998    46      479
                            (011)        Omer

LA-193-007   Surface Lease  Ikerd Bandy  Miller, Hester   Perry  KY   02/20/1995    44      504
                            (011)        & Rushia

LA-193-006   Surface Lease  Ikerd Bandy  Miller, Silas &  Perry  KY   11/24/1994    44      402
                            (011)        Edith

LA-193-029   Surface Lease  Ikerd Bandy  Neace, Adna,     Perry  KY   10/13/1998    47      150
                            (011)        Et Al

LA-193-037   Surface Lease  Ikerd Bandy  Noble, Elbert    Perry  KY   02/24/1999    51    697,629
                            (011)        Ray & Brenda

                                                                     ICG-HZ-A-8c

                                   SCHEDULE A

 CONTRACT                                                                        CONTRACT
    #      CONTRACT TYPE    LESSEE       LESSOR        CTY      ST       DATE      BOOK     PAGE    DOC
---------  -------------  ----------  ------------  ---------  ----  ----------  --------  -------  ----
100022     Surface Lease  Mountain    Mountain      Breathitt   KY   07/01/1997  28, 51    614,663
                          Clay, Inc.  Properties,
                          (018)       Inc. (P Br.)

                                                                     ICG-HZ-A-8d


                                   SCHEDULE A

 CONTRACT                                                             CONTRACT
    #      CONTRACT TYPE    LESSEE       LESSOR        CTY      ST      DATE       BOOK     PAGE    DOC
---------  -------------  ----------  ------------  ---------  ----  ----------  --------  -------  ----
05-048     Surface Lease  Mountain    Smith, Rutha    Knott     KY   08/12/1983     54       246
                          Clay, Inc.
                          (018)

                                                                     ICG-HZ-A-8e

                                   SCHEDULE A

 CONTRACT                                                                   CONTRACT
    #          CONTRACT TYPE       LESSEE         LESSOR       CTY     ST     DATE       BOOK     PAGE      DOC
----------  ------------------  -----------  ---------------  ------  ----  ----------  ------  ---------  -----

03-003        Surface Lease     Mountain     Bowling, Goldie  Leslie   KY   11/01/1985    37       225
                                Clay, Inc.
                                (018)

05-011        Surface Lease     Mountain     Coots, Dillard   Leslie   KY   11/28/1984    35       400
                                Clay, Inc.   & Lorraine
                                (018)

05-015        Surface Lease     Mountain     Eversole,        Leslie   KY   10/31/1986    61       137
                                Clay, Inc.   Virgil (Estate)
                                (018)

05-023        Surface Lease     Mountain     Hensley, Delvor  Leslie   KY   02/09/1997    52        62
                                Clay, Inc.   & Easter, Et Al
                                (018)

05-022          Coal Lease      Mountain     Hensley, Paul    Leslie   KY   10/01/1977  61.63    555, 119
                                Clay, Inc.   H. & Bettye, Et
                                (018)        Al

100050      Wheelage Agreement  Mountain     Hoskins, Elden   Leslie   KY   09/23/1996    51       672
                                Clay, Inc.
                                (018)

100054          Coal Lease      Mountain     Hoskins, Elden,  Leslie   KY   10/14/1996    51       666
                                Clay, Inc.   Et Al
                                (018)

05-026          Coal Lease      Mountain     Hoskins, Will    Leslie   KY   07/14/1986    38       181
                                Clay, Inc.   C. Et Al
                                (018)

200057          Fee Lease       Mountain     Joseph, Celeste  Leslie   KY   01/26/2001    60       201
                                Clay, Inc.
                                (018)

03-043          Fee Lease       Mountain     Joseph, William  Leslie   KY   09/16/1994    51       474
                                Clay, Inc.   Peyton, Et Al
                                (018)

03-018        Surface Lease     Mountain     Loveridge,       Leslie   KY   04/30/1985    58       306
                                Clay, Inc.   Lonnie, Et Al
                                (018)

03-017          Fee Lease       Mountain     Loveridge        Leslie   KY   03/17/1986    58       297
                                Clay, Inc.   Lonnie, Et Al
                                (018)

03-021        Surface Lease     Mountain     Melton, Donald,  Leslie   KY   10/25/1984    35       402
                                Clay, Inc.   Et Al
                                (018)

05-084          Fee Lease       Mountain     Morgan, Charles  Leslie   KY   12/21/1993    49       304
                                Clay, Inc.   & Effie
                                (018)

05-041          Fee Lease       Mountain     Morgan, Lester   Leslie   KY   10/18/1989    43    384, 2:18
                                Clay, Inc.   & Pebble, Et Al                                        pm
                                (018)

 CONTRACT                                                                   CONTRACT
    #          CONTRACT TYPE       LESSEE         LESSOR       CTY     ST     DATE       BOOK     PAGE      DOC
----------  ------------------  -----------  ---------------  ------  ----  ----------  ------  ---------  -----

100020        Surface Lease     Mountain     Mountain         Leslie   KY   07/01/1997    61       539
                                Clay, Inc.   Properties,
                                (018) Inc.   (Camp Ck)

100031          Coal Lease      Mountain     Mountain         Leslie   KY   12/20/1996    59       247
                                Clay, Inc.   Properties,
                                (018) Inc.   (Medaris)

05-045          Fee Lease       Mountain     Rader, Herman &  Leslie   KY   03/08/1985    35       656
                                Clay, Inc.   Beatrice, Et Al
                                (018)

05-047        Surface Lease     Mountain     Roberts, Daisy   Leslie   KY   05/29/1986    38       141
                                Clay, Inc.   & Joe
                                (018)

05-046          Fee Lease       Mountain     Roberts, Daisy   Leslie   KY   09/26/1978    44       299
                                Clay, Inc.   (#4)
                                (018)

03-027        Surface Lease     Mountain     Turner, William  Leslie   KY   11/01/1985    37       228
                                Clay, Inc.   Marcus, Et Al
                                (018)

                                                                     ICG-HZ-A-8f

                                   SCHEDULE A

 CONTRACT                                                                   CONTRACT
    #          CONTRACT TYPE       LESSEE         LESSOR       CTY    ST      DATE      BOOK     PAGE      DOC
----------  ------------------  -----------  ---------------  -----  ----  ----------  ------  ---------  -----
100009         Surface Lease     Mountain    Spicer, Curtiss  Perry   KY   12/14/1984    33       353
                                 Clay, Inc.  & Velma Kay, Et
                                 (018)       Al

STATE OF KENTUCKY

COUNTY OF PERRY

      I, Haven King, Clerk of the State and County aforesaid do certify that the foregoing instrument was lodged for record in my office and it the foregoing and this my certificate have duly recorded in my office in Deed Book Bo. 311 Page 507.

      Witness my hand this 5th day of November 2004.

                                           Haven King, Clerk
                                           PERRY COUNTY

                                           By: /s/ Barbara Sue Franks     D.C.
                                               --------------------------